EXECUTION COPY

AMENDMENT NO. 5

AMENDMENT NO. 5 dated as of June 6, 2005 to the Credit Agreement referred to below, between MDC Partners Inc., a Canadian corporation (“MDC Partners”), Maxxcom Inc., an Ontario corporation (“Maxxcom Canada”), Maxxcom Inc., a Delaware corporation (“Maxxcom U.S.” and together with MDC Partners and Maxxcom Canada, the “Borrowers”), each of the Lenders identified under the caption “LENDERS” on the signature pages hereto and JPMorgan Chase Bank, N.A., as U.S. administrative agent for the Lenders (in such capacity, the “U.S. Administrative Agent”).

The Borrowers, the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), the U.S. Administrative Agent, JPMCB, as Collateral Agent (in such capacity, the “Collateral Agent”), and JPMCB, Toronto Branch, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent” and together with the U.S. Administrative Agent, the “Administrative Agents”) are parties to a Credit Agreement dated as of September 22, 2004 (as amended, the “Credit Agreement”). The Borrowers and the Required Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment No. 5 and not otherwise defined are used herein as defined in the Credit Agreement (as amended hereby).

Section 2. Amendments. Effective as provided in Section 5 hereof, the Credit Agreement shall be amended as follows:

2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions (to the extent not already included in said Section 1.01) in the appropriate alphabetical locations and by amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

“Net Available Proceeds” means, in the case of any Equity Issuance or the issuance of the 8% Convertible Subordinated Debt, the aggregate amount of all cash received by the Borrowers and their Subsidiaries in respect of such Equity Issuance or Debt, net of reasonable expenses and customary fees and commissions incurred by the Borrowers and their Subsidiaries in connection therewith.

“8% Convertible Subordinated Debt” means the 8% Convertible Subordinated Debentures due 2010 of MDC Partners, which shall be issued pursuant to an indenture between MDC Partners, as issuer, and the trustee named therein (which indenture shall contain terms and conditions substantially consistent with the form of trust indenture (reflecting in all material respects such changes to the subordination provisions thereof as shall have been requested in writing by the U.S. Administrative Agent or its counsel to MDC Partners and its Canadian counsel on June 6, 2005) and the term sheet dated May 26, 2005 previously furnished to the Lenders (except for (i) in the case of the subordination provisions, any change thereto which is not adverse to the interests of the Lenders unless otherwise agreed by the U.S. Administrative

Agent and (ii) in the case of any other provisions, any change thereto that does not materially and adversely affect the Agents or the Lenders)).

“Total Debt Ratio” means, at any date, the ratio of (a) Total Debt (other than the 8% Convertible Subordinated Debt) on such date to (b) EBITDA for the Test Period ending on or most recently ended prior to such date.

2.03             Section 2.07(a) of the Credit Agreement is hereby amended by (a) inserting, immediately after the date “December 30, 2005” in the first line of paragraph (i) thereof, the words “and/or upon the issuance of the 8% Convertible Subordinated Debt” and (b) inserting, immediately after the words “any Equity Issuance” in the second line of paragraph (ii) thereof, the words “and/or upon the issuance of the 8% Convertible Subordinated Debt”.

2.04             Article V of the Credit Agreement is hereby amended by inserting a new Section 5.24 at the end thereof to read as follows:

“SECTION 5.24. Subordinated Debt. All obligations of MDC Partners in respect of this Agreement and the other Loan Documents to which it is a party shall constitute “Senior Indebtedness” within the meaning of the indenture governing the 8% Convertible Subordinated Debt.”

2.05             Section 7.05 of the Credit Agreement is hereby amended by (a) replacing the period at the end of clause (k) thereof with a semi-colon, (b) relettering clause (l) thereof as clause “(m)” and (c) inserting, immediately after such clause (k), a new clause (l) to read as follows:

“(l) the 8% Convertible Subordinated Debt in an aggregate original principal amount not exceeding Cdn $50,000,000¸ provided that (i) such Debt shall not be secured or guaranteed and (ii) at the time of (or promptly following) the issuance thereof, the trustee under the indenture governing the 8% Convertible Subordinated Debt shall have provided to the U.S. Administrative Agent a written confirmation pursuant to such indenture of the subordination in right of payment of the 8% Convertible Subordinated Debt to the obligations of MDC Partners under this Agreement and the other Loan Documents to which it is a party in form and substance reasonably satisfactory to the U.S. Administrative Agent; and”.

2.06             Section 7.09 of the Credit Agreement is hereby amended by (a) inserting, immediately after the words “any subordinated Debt” in the sixth line thereof, the following words: “(including, without limitation, the 8% Convertible Subordinated Debt)” and (b) inserting a new sentence at the end thereof to read as follows:

“Without the prior written consent of the Required Lenders, MDC Partners will not, and will not permit any other Restricted Party to, consent to any modification, supplement or waiver of any of the provisions of any agreement or instrument evidencing or providing for any subordinated Debt (including, without limitation, the indenture in respect of the 8% Convertible Subordinated Debt), unless such modification, supplement or waiver (other than in respect of the subordination provisions thereof) does not materially and adversely affect the Agents or the Lenders.”

2.07             Effective upon the issuance of the 8% Convertible Subordinated Debt, Section 8.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

“8.03 Fixed Charges Ratio. MDC Partners will not permit the Fixed Charges Ratio as of the last day of any Test Period ending on or, as applicable, after the dates set forth below to be less than the ratio set forth opposite such Test Period:

Test Period Ending	Fixed Charges Ratio
December 31, 2004	0.40 to 1.00
March 31, 2005	0.00 to 1.00
June 30, 2005	0.70 to 1.00
September 30, 2005	1.00 to 1.00
December 31, 2005 and thereafter	1.25 to 1.00”

Section 3. Representations and Warranties. Each Borrower represents and warrants (as to itself and each of its Subsidiaries) to the Agents and Lenders that (a) the representations and warranties set forth in Article V of the Credit Agreement, as amended hereby, and in each of the other Loan Documents are complete and correct on the date hereof as if made on and as of such date and as if each reference in said Article V to “this Agreement” included reference to this Amendment No. 5 and (b) no Default shall have occurred and be continuing.

Section 4. Confirmation of Security Documents. Each of the Borrowers hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Guarantors hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

Section 5. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof shall become effective, as of the date hereof (except as otherwise provided with respect to the amendment set forth in Section 2.07 hereof), upon receipt by the U.S. Administrative Agent of one or more counterparts of this Amendment No. 5 executed by the Obligors and the Required Lenders.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 5 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 5 by signing any such counterpart. This Amendment No. 5 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered as of the day and year first above written.

MDC PARTNERS INC.

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

MAXXCOM INC., an Ontario corporation

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

MAXXCOM INC., a Delaware corporation

By:________________________________

Name:

Title: Authorized Signatory

By:________________________________

Name:

Title: Authorized Signatory

Agreed as set forth in Section 4 above:

GUARANTORS

Signed sealed and delivered by the attorney of Placard Pty Ltd ACN 074 646 343 under power of attorney and who has received no notice of the revocation of the power, in the presence of:
. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of witness	. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Signature of attorney
Name of witness: Ray Forzley	Name of attorney: Walter Campbell

1208075 ONTARIO LIMITED

1220777 ONTARIO LIMITED

1385544 ONTARIO LIMITED

2026646 ONTARIO LIMITED

656712 ONTARIO LIMITED

AMBROSE CARR LINTON CARROLL INC.

ASHTON POTTER CANADA INC.

ASHTON-POTTER CANADA LTD.

BRUCE MAU DESIGN INC.

BRUCE MAU HOLDINGS LTD.

CAMPBELL + PARTNERS COMMUNICATIONS LTD.

COMPUTER COMPOSITION OF CANADA INC.

HENDERSON BAS

MAXXCOM (NOVA SCOTIA) CORP.

MAXXCOM INTERACTIVE INC.

METACA CORPORATION

STUDIOTYPE INC.

TREE CITY INC.

By: ________________________________
Name:

Title: Authorized Signatory

By: ________________________________
Name:

Title: Authorized Signatory

ACCENT ACQUISITION CO.

ACCENT INTERNATIONAL, INC.

ACCENT MARKETING SERVICES, L.L.C.

ASHTON-POTTER (USA) LTD.

BRATSKEIR & COMPANY, INC.

CHINNICI DIRECT, INC.

CMS U.S. HOLDCO, INC.

COLLE & MCVOY, INC.

CPB ACQUISITION INC.

CRISPIN PORTER & BOGUSKY LLC

DOTGLU LLC

FLETCHER MARTIN LLC

FMA ACQUISITION CO.

HELLO ACQUISITION INC.

KBP HOLDINGS LLC

KIRSHENBAUM BOND & PARTNERS LLC

KIRSHENBAUM BOND & PARTNERS WEST LLC

LAFAYETTE PRODUCTIONS LLC

MACKENZIE MARKETING, INC.

MARGEOTES/FERTITTA + PARTNERS LLC

MAXXCOM (USA) FINANCE COMPANY

MAXXCOM (USA) HOLDINGS INC.

MDC USA HOLDINGS INC.

MDC/KBP ACQUISITION INC.

MF+P ACQUISITION CO.

MONO ADVERTISING, LLC

PRO-IMAGE CORPORATION

SABLE ADVERTISING SYSTEMS, INC.

SMI ACQUISITION CO.

SOURCE MARKETING LLC

TARGETCOM LLC

VITROROBERTSON LLC

ZG ACQUISITION INC.

ZYMAN GROUP, LLC

By: ________________________________
Name:

Title: Authorized Signatory

By: ________________________________
Name:

Title: Authorized Signatory

LENDERS

JPMORGAN CHASE BANK, N.A.

By:________________________________

Name:

Title:

JPMORGAN CHASE BANK, N.A., TORONTO

BRANCH

By:________________________________

Name:

Title:

BANK OF MONTREAL (CHICAGO BRANCH)

By:________________________________

Name:

Title:

BANK OF MONTREAL

By:________________________________

Name:

Title:

THE BANK OF NOVA SCOTIA, by its Atlanta Agency

By:________________________________

Name:

Title:

THE BANK OF NOVA SCOTIA

By:________________________________

Name:

Title:

By:________________________________

Name:

Title:

TORONTO DOMINION (TEXAS) INC.

By:________________________________

Name:

Title:

THE TORONTO-DOMINION BANK

By:________________________________

Name:

Title:

CIBC INC.

By:________________________________

Name:

Title:

CANADIAN IMPERIAL BANK OF COMMERCE

By:________________________________

Name:

Title:

By:________________________________

Name:

Title: